497 1 d497.htm SUPPLEMENT TO THE STATEMENT OF
ADDITIONAL INFORMATION
SUPPLEMENT DATED SEPTEMBER 21, 2005
TO THE
STATEMENT OF ADDITIONAL INFORMATION
OF THE
FUNDS INDICATED BELOW

  The following information supplements certain disclosure in each of the Statements of Additional Information for the Funds listed below.

Recent Developments

  The Funds have received information from Citigroup Asset Management ("CAM") concerning Smith Barney Fund
Management LLC ("SBFM") and Salomon Brothers Asset
Management Inc ("SBAM"), investment advisory companies that are a part of CAM. The Funds receive investment advisory and administrative services from SBAM or SBFM, as the case may be. The information received from CAM is as follows:

  On September 16, 2005, the staff of the Securities and Exchange Commission (the "Commission") informed SBFM and SBAM that the staff is considering recommending that the Commission institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the Commission and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

  SBFM and SBAM are cooperating with the Commission.
Although there can be no assurance, SBFM and SBAM believe that these matters are not likely to have a material adverse effect on the Funds or their ability to perform their respective investment advisory services relating to the Funds.

  The Commission staff's recent notification will not affect the sale by Citigroup Inc. of substantially all of CAM's worldwide business to Legg Mason, Inc., which Citigroup continues to expect will occur in the fourth quarter of this year.




CitiFunds Trust I


Smith Barney Emerging Markets
Equity Fund

January 4, 2005
SB Adjustable Rate Income Fund

September 28, 2004
Smith Barney Aggressive Growth Fund
Inc.

December 29, 2004
Smith Barney Allocation Series Inc.

May 31, 2005
Balanced Portfolio


Conservative Portfolio


Growth Portfolio


High Growth Portfolio


Income Portfolio


Select Balanced Portfolio

April 29, 2005
Select Growth Portfolio

April 29, 2005
Select High Growth Portfolio

April 29, 2005
Smith Barney Appreciation Fund Inc.

April 30, 2005
Smith Barney Arizona Municipals
Fund Inc.

September 28, 2004
Smith Barney California Municipals
Fund Inc.

June 28, 2005
Smith Barney Core Plus Bond Fund
Inc.

March 18, 2005
Smith Barney Equity Funds

May 31, 2005
Smith Barney Social Awareness
Fund


Smith Barney Fundamental Value
Fund Inc.

January 28, 2005
Smith Barney Funds, Inc.


Smith Barney Large Cap Value
Fund

April 29, 2005
Smith Barney Short Term
Investment Grade Bond Fund

April 29, 2005
Smith Barney U.S. Government
Securities Fund

April 29, 2005
Smith Barney Income Funds


Smith Barney Dividend and
Income Fund

November 26, 2004
SB Convertible Fund

November 26, 2004
Smith Barney Diversified Strategic
Income Fund

November 26, 2004
Smith Barney Exchange Reserve
Fund

November 26, 2004
Smith Barney High Income Fund

November 26, 2004
Smith Barney Municipal High
Income Fund

November 26, 2004
SB Capital and Income Fund

April 29, 2005
Smith Barney Total Return Bond
Fund

November 26, 2004




Smith Barney Institutional Cash
Management Fund Inc.

September 28, 2004
Cash Portfolio


Government Portfolio


Municipal Portfolio


Smith Barney Investment Funds Inc.


Smith Barney Government
Securities Fund

April 29, 2005
Smith Barney Hansberger Global
Value Fund

August 29, 2005
Smith Barney Investment Grade
Bond Fund

April 29, 2005
Smith Barney Multiple Discipline
Funds All Cap Growth and
Value Fund

August 29, 2005
Smith Barney Multiple Discipline
Funds Balanced All Cap
Growth and Value Fund

August 29, 2005
Smith Barney Multiple Discipline
Funds Global All Cap Growth
and Value Fund

August 29, 2005
Smith Barney Multiple Discipline
Funds Large Cap Growth and
Value Fund

August 29, 2005
Smith Barney Multiple Discipline
Funds All Cap and International
Fund

August 29, 2005
Smith Barney Real Return Strategy
Fund

November 8, 2004
Smith Barney Small Cap Value
Fund

January 28, 2005
Smith Barney Small Cap Growth
Fund

January 28, 2005
Smith Barney Investment Series


SB Growth and Income Fund

February 25, 2005
Smith Barney International Fund

February 25, 2005
Smith Barney Dividend Strategy
Fund

February 25, 2005
Smith Barney Premier Selections
All Cap Growth Portfolio

February 25, 2005
Smith Barney Growth and Income
Portfolio

February 25, 2005
SB Government Portfolio

February 25, 2005




Smith Barney Dividend Strategy
Portfolio

February 25, 2005
Smith Barney Investment Trust


Smith Barney Intermediate
Maturity California Municipals
Fund

March 28, 2005
Smith Barney Intermediate
Maturity New York Municipals
Fund

March 28, 2005
Smith Barney Large Capitalization
Growth Fund

March 28, 2005
Smith Barney Mid Cap Core Fund

March 28, 2005
Smith Barney Classic Values Fund

March 28, 2005
Smith Barney S&P 500 Index Fund

April 30, 2005
Smith Barney Managed Municipals
Fund Inc.

June 28, 2005
Smith Barney Massachusetts
Municipals Fund

March 29, 2005
Smith Barney Money Funds, Inc.

April 29, 2005
Cash Portfolio


Government Portfolio


Smith Barney Muni Funds


California Money Market Portfolio

July 29, 2005
Florida Portfolio

July 29, 2005
Georgia Portfolio

July 29, 2005
Limited Term Portfolio

July 29, 2005
Massachusetts Money Market
Portfolio

July 29, 2005
National Portfolio

July 29, 2005
New York Money Market Portfolio

July 29, 2005
New York Portfolio

July 29, 2005
Pennsylvania Portfolio

July 29, 2005
Smith Barney Municipal Money
Market Fund Inc.

July 29, 2005
Smith Barney New Jersey Municipals
Fund Inc.

July 29, 2005
Smith Barney Oregon Municipals Fund

August 28, 2005
Smith Barney Sector Series Inc.

February 25, 2005
Smith Barney Financial Services
Fund


Smith Barney Health Sciences
Fund


Smith Barney Technology Fund


Smith Barney Small Cap Core Fund,
Inc.

April 29, 2005




Smith Barney Trust II


Smith Barney Diversified Large
Cap Growth Fund

February 25, 2005
Smith Barney International Large
Cap Fund

April 29, 2005
Smith Barney Small Cap Growth
Opportunities Fund

February 25, 2005
Smith Barney Capital Preservation
Fund

February 25, 2005
Smith Barney Capital Preservation
Fund II

February 25, 2005
Smith Barney Short Duration
Municipal Income Fund

February 25, 2005
Smith Barney World Funds, Inc.


Smith Barney Inflation
Management Fund

February 25, 2005
International All Cap Growth
Portfolio

February 25, 2005
Greenwich Street Series Fund


Appreciation Portfolio

April 30, 2005 as revised
September 19, 2005
Capital and Income Portfolio

April 30, 2005 as revised
September 19, 2005
Diversified Strategic Income
Portfolio

April 30, 2005 as revised
September 19, 2005
Salomon Brothers Variable
Growth & Income Fund

April 30, 2005 as revised
September 19, 2005
Equity Index Portfolio

April 30, 2005 as revised
September 19, 2005
Salomon Brothers Variable
Aggressive Growth Fund

April 30, 2005 as revised
September 19, 2005
Fundamental Value Portfolio

April 30, 2005 as revised
September 19, 2005
Travelers Series Fund Inc.


SB Adjustable Rate Income
Portfolio

February 28, 2005
Smith Barney Aggressive Growth
Portfolio

February 28, 2005
Smith Barney High Income
Portfolio

February 28, 2005
Smith Barney International All Cap
Growth Portfolio

February 28, 2005
Smith Barney Large Capitalization
Growth Portfolio

February 28, 2005




Smith Barney Mid Cap Core
Portfolio

February 28, 2005
Smith Barney Money Market
Portfolio

February 28, 2005
Social Awareness Stock Portfolio

June 2, 2005
Smith Barney Large Cap Value
Portfolio

February 28, 2005
Smith Barney Multiple Discipline
Trust


Multiple Discipline Portfolio
All Cap Growth and Value

April 29, 2005
Multiple Discipline Portfolio
Large Cap Growth and Value

April 29, 2005
Multiple Discipline Portfolio
Global All Cap Growth and
Value

April 29, 2005
Multiple Discipline Portfolio
Balanced All Cap Growth And
Value

April 29, 2005
Consulting Group Capital Markets
Funds


Government Money Investments

December 29, 2004
Municipal Bond Investments

December 29, 2004
Large Capitalization Value Equity
Investments

December 29, 2004
Large Capitalization Growth
Investments

December 29, 2004
Small Capitalization Value Equity
Investments

December 29, 2004
Small Capitalization Growth
Investments

December 29, 2004
International Equity Investments

December 29, 2004
International Fixed Income
Investments

December 29, 2004
Emerging Markets Equity
Investments

December 29, 2004
High Yield Investments

December 29, 2004
Core Fixed Income Investments

December 29, 2004
Variable Annuity Portfolios


Smith Barney Small Cap Growth
Opportunities Portfolio

April 29, 2005

FD